UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                                ERHC ENERGY INC.


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
                                (Exact name of registrant as specified in its charter)

                Colorado                                      000-17325                                    88-0218499
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        (State of organization)                       (Commission File Number)                  (IRS Employer Identification No.)


5444 Westheimer Road, Suite 1570                                      77056

-------------------------------------------------------         ----------------
Houston, TX
(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      On November 14, 2005, the audit committee of the board of directors of ERHC Energy Inc. (the "Company") engaged Malone & Bailey, PC ("M&B") as the Company's new independent auditor for the fiscal year ended September 30, 2005. During the two most recent fiscal years ended September 30, 2004 and September 30, 2003 and the subsequent interim period prior to the Company's engagement of M&B, the Company did not consult with M&B regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired. Inapplicable.

(b)   Pro Forma Financial Information. Inapplicable.

(c)   Exhibits.

      Exhibit Number             Exhibit Description
      --------------             -------------------

         99.1                    Press Release dated November 14, 2005

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ERHC Energy Inc.


                                            By: /s/ ALI MEMON
                                            ------------------------------------
                                            Ali Memon, President

DATE:    November 14, 2005

                                  EXHIBIT INDEX

Exhibit Number             Exhibit Description
--------------             -------------------
99.1                       Press Release dated November 14, 2005.